Exhibit 99.2

COUNTRYWIDE FINANCIAL CORPORATION AND SUBSIDIARIES
ROLLING THIRTEEN MONTH STATISTICAL DATA
(Dollars in millions)

	May-05	Jun-05	Jul-05	Aug-05	Sep-05	Oct-05	Nov-05	Dec-05	Jan-06	Feb-06	Mar-06	Apr-06	May-06	YTD
LOAN PRODUCTION
Number of Working Days in the Period	21	22	20	23	21	21	21	21	20	19	23	20	22	104
Average Daily Mortgage Loan Applications	$ 2,773	$ 3,029	$ 2,973	$ 3,168	$ 3,043	$ 2,806	$ 2,667	$ 2,467	$ 2,408	$ 2,505	$ 2,687	$ 2,562	$ 2,667	$ 2,572
Mortgage Loan Pipeline (loans-in-process)	$ 70,491	$ 77,009	$ 77,007	$ 78,062	$ 76,821	$ 70,644	$ 68,773	$ 59,651	$ 57,351	$ 59,336	$ 64,167	$ 63,739	$ 65,577
Commercial Real Estate Loan Pipeline (loans-in-process)	$ 275	$ 502	$ 521	$ 458	$ 558	$ 339	$ 441	$ 297	$ 308	$ 258	$ 203	$ 295	$ 204

Loan Fundings:
Consumer Markets Division	$ 11,895	$ 13,583	$ 12,644	$ 14,488	$ 13,257	$ 13,356	$ 12,483	$ 11,334	$ 9,125	$ 9,492	$ 12,172	$ 11,440	$ 12,820	$ 55,049
Wholesale Lending Division	6,383	7,492	7,058	8,254	7,748	6,917	6,830	6,883	5,613	5,713	7,550	6,894	7,501	33,271
Correspondent Lending Division	14,448	18,396	18,209	22,681	21,841	20,630	18,406	16,911	12,757	10,161	14,269	10,765	8,207	56,159
Capital Markets	713	1,784	659	2,335	2,089	2,933	1,190	4,506	955	1,746	1,306	1,943	1,996	7,946
Countrywide Bank(1)	5,237	6,011	5,539	5,309	3,899	2,936	3,335	4,480	4,183	3,825	4,551	4,996	8,050	25,605
Total Mortgage Loan Fundings	38,676	47,266	44,109	53,067	48,834	46,772	42,244	44,114	32,633	30,937	39,848	36,038	38,574	178,030
Commercial Real Estate Fundings	335	285	293	397	423	507	647	362	235	268	463	252	281	1,499
Total Loan Fundings	$ 39,011	$ 47,551	$ 44,402	$ 53,464	$ 49,257	$ 47,279	$ 42,891	$ 44,476	$ 32,868	$ 31,205	$ 40,311	$ 36,290	$ 38,855	$ 179,529

Loan Fundings in Units:
Consumer Markets Division	68,642	75,774	69,975	81,911	74,631	75,734	72,224	65,613	55,105	57,601	71,031	66,068	70,247	320,052
Wholesale Lending Division	31,153	34,497	32,941	38,251	35,621	32,720	31,647	32,234	26,929	27,154	35,870	32,225	34,548	156,726
Correspondent Lending Division	72,656	89,416	87,669	107,029	101,139	94,390	85,926	81,504	61,201	48,267	67,320	51,195	38,880	266,863
Capital Markets	2,430	7,183	2,446	8,148	8,157	10,932	4,588	17,250	3,777	6,737	4,871	7,749	7,509	30,643
Countrywide Bank(1)	41,036	45,933	43,732	44,162	36,225	30,026	30,038	35,116	31,622	30,707	37,008	37,913	57,918	195,168
Total Mortgage Loan Fundings in Units	215,917	252,803	236,763	279,501	255,773	243,802	224,423	231,717	178,634	170,466	216,100	195,150	209,102	969,452
Commercial Real Estate	23	31	22	30	25	29	35	28	26	24	38	32	45	165
Total Loan Fundings in Units	215,940	252,834	236,785	279,531	255,798	243,831	224,458	231,745	178,660	170,490	216,138	195,182	209,147	969,617

Mortgage Loan Fundings:(2)
Purchase	$ 19,759	$ 24,023	$ 20,982	$ 25,079	$ 22,971	$ 20,693	$ 19,409	$ 21,086	$ 14,410	$ 13,527	$ 18,412	$ 16,462	$ 18,251	$ 81,062
Non-purchase	18,917	23,243	23,127	27,988	25,863	26,079	22,835	23,028	18,223	17,410	21,436	19,576	20,323	96,968
Total Mortgage Loan Fundings	$ 38,676	$ 47,266	$ 44,109	$ 53,067	$ 48,834	$ 46,772	$ 42,244	$ 44,114	$ 32,633	$ 30,937	$ 39,848	$ 36,038	$ 38,574	$ 178,030

Mortgage Loan Fundings by Product:
Government Fundings	$ 852	$ 1,056	$ 995	$ 1,114	$ 1,032	$ 958	$ 886	$ 890	$ 856	$ 816	$ 1,206	$ 1,045	$ 1,108	$ 5,031
ARM Fundings	$ 21,684	$ 25,952	$ 23,275	$ 27,267	$ 24,011	$ 23,146	$ 21,052	$ 22,356	$ 16,835	$ 15,682	$ 19,098	$ 17,312	$ 19,508	$ 88,435
Home Equity Fundings	$ 3,661	$ 3,879	$ 3,641	$ 4,122	$ 3,818	$ 3,569	$ 3,714	$ 4,020	$ 3,476	$ 3,411	$ 4,176	$ 3,918	$ 4,226	$ 19,207
Nonprime Fundings	$ 3,312	$ 4,202	$ 3,661	$ 4,504	$ 4,036	$ 3,876	$ 3,899	$ 4,405	$ 3,042	$ 2,845	$ 3,318	$ 3,292	$ 3,807	$ 16,304

MORTGAGE LOAN SERVICING(3)
Volume	$ 937,275	$ 964,444	$ 990,624	$ 1,020,416	$ 1,047,623	$ 1,070,077	$ 1,092,104	$ 1,111,090	$ 1,126,610	$ 1,137,344	$ 1,152,651	$ 1,164,010	$ 1,179,179
Units	6,727,201	6,843,218	6,957,389	7,089,887	7,203,562	7,294,228	7,379,806	7,431,949	7,500,434	7,542,493	7,604,711	7,637,270	7,686,777

Subservicing Volume(4)	$ 27,526	$ 27,706	$ 28,783	$ 28,868	$ 27,556	$ 30,641	$ 32,265	$ 29,901	$ 29,141	$ 28,776	$ 26,172	$ 22,541	$ 22,243
Subservicing Units	262,361	258,716	261,325	259,688	256,935	267,847	268,954	261,078	247,185	250,832	238,767	216,296	212,483

Prepayments in Full	$ 17,990	$ 22,192	$ 21,860	$ 25,111	$ 21,443	$ 20,625	$ 19,125	$ 17,810	$ 13,548	$ 14,463	$ 18,992	$ 16,540	$ 19,037	$ 82,580
Bulk Servicing Acquisitions	$ 1,433	$ 9,472	$ 6,279	$ 3,393	$ 59	$ 5,462	$ 997	$ 1,686	$ 40	$ 37	$ 24	$ 16	$ 26	$ 143

Portfolio Delinquency - CHL(5)	3.44%	3.51%	3.86%	3.68%	4.03%	4.32%	4.58%	4.61%	4.42%	4.29%	3.68%	4.06%	3.91%
Foreclosures Pending - CHL(5)	0.39%	0.39%	0.40%	0.42%	0.42%	0.41%	0.43%	0.44%	0.46%	0.47%	0.47%	0.46%	0.47%

COUNTRYWIDE FINANCIAL CORPORATION AND SUBSIDIARIES
ROLLING THIRTEEN MONTH STATISTICAL DATA
(Dollars in millions)

	May-05	Jun-05	Jul-05	Aug-05	Sep-05	Oct-05	Nov-05	Dec-05	Jan-06	Feb-06	Mar-06	Apr-06	May-06	YTD
LOAN CLOSING SERVICES (units)
Credit Reports	830,477	886,555	856,161	914,659	822,119	800,675	764,650	657,448	821,967	788,038	952,880	820,238	906,653	4,289,776
Flood Determinations	306,636	350,861	290,446	318,626	320,502	314,302	301,893	294,120	275,546	253,647	325,135	276,384	313,710	1,444,422
Appraisals	102,056	113,910	106,283	123,082	110,006	111,172	105,296	96,598	86,503	80,234	112,836	99,621	116,380	495,574
Automated Property Valuation Services	591,654	615,269	726,083	750,312	710,337	706,351	618,304	457,504	967,896	497,300	590,348	1,048,619	527,849	3,632,012
Other	13,107	15,109	13,311	16,786	15,249	14,424	15,626	15,261	15,866	15,718	18,194	12,634	18,536	80,948
Total Units	1,843,930	1,981,704	1,992,284	2,123,465	1,978,213	1,946,924	1,805,769	1,520,931	2,167,778	1,634,937	1,999,393	2,257,496	1,883,128	9,942,732

CAPITAL MARKETS
Securities Trading Volume(6)	$ 296,724	$ 336,598	$ 295,824	$ 345,998	$ 329,551	$ 270,724	$ 307,234	$ 286,037	$ 314,858	$ 292,307	$ 371,190	$ 281,690	$ 331,804	$ 1,591,849

BANKING
Banking Operations Assets (in billions)	$ 61.5	$ 65.5	$ 69.5	$ 71.6	$ 70.9	$ 71.6	$ 72.2	$ 73.0	$ 74.9	$ 74.6	$ 77.8	$ 79.3	$ 80.3

INSURANCE
Net Premiums Earned:
Carrier	$ 56.6	$ 62.2	$ 67.1	$ 53.7	$ 74.6	$ 70.8	$ 72.9	$ 105.6	$ 79.4	$ 73.2	$ 75.4	$ 73.1	$ 72.9	$ 374.0
Reinsurance	14.2	14.5	14.4	14.8	15.5	15.7	17.0	16.5	17.0	17.4	17.4	18.7	17.9	88.4
Total Net Premiums Earned	$ 70.8	$ 76.7	$ 81.5	$ 68.5	$ 90.1	$ 86.5	$ 89.9	$ 122.1	$ 96.4	$ 90.6	$ 92.8	$ 91.8	$ 90.8	$ 462.4

Workforce Head Count:(7)
Loan Originations	27,076	28,482	29,393	30,853	31,318	31,800	31,943	31,832	32,003	32,127	32,540	33,200	33,813
Loan Servicing	6,783	6,992	7,131	7,415	7,552	7,683	7,830	7,923	8,041	8,158	8,282	8,234	8,133
Loan Closing Services	1,343	1,421	1,464	1,528	1,571	1,619	1,648	1,648	1,615	1,585	1,589	1,582	1,618
Banking	1,653	1,714	1,798	1,896	2,039	2,092	2,101	2,078	2,156	2,230	2,273	2,342	2,366
Capital Markets	597	620	638	640	653	661	673	683	699	712	726	738	779
Insurance	2,003	2,039	2,068	2,074	2,053	2,043	2,096	2,100	2,139	2,147	2,146	2,089	2,105
Global Operations	2,484	2,575	2,557	2,703	2,865	2,902	3,050	3,251	3,369	1,875	1,989	2,022	2,066
Corporate Overhead & Other	4,232	4,337	4,375	4,492	4,632	4,767	4,881	4,941	5,046	5,125	5,207	5,282	5,383
Total Workforce Head Count	46,171	48,180	49,424	51,601	52,683	53,567	54,222	54,456	55,068	53,959	54,752	55,489	56,263

Period-end Rates
10-Year U.S. Treasury Yield	4.00%	3.94%	4.28%	4.02%	4.34%	4.57%	4.49%	4.39%	4.53%	4.55%	4.86%	5.07%	5.12%
FNMA 30-Year Fixed Rate MBS Coupon	5.02%	5.00%	5.36%	5.15%	5.51%	5.80%	5.85%	5.75%	5.76%	5.73%	6.01%	6.10%	6.31%

(1)                 These loans are processed for Countrywide Bank by the Company’s Mortgage Banking production divisions. The amounts include loans funded for both investment purposes and for sale. The Company will report the amount of such loans subsequently sold on a quarterly basis.

(2)                 Purchase fundings include first trust deed and home equity loans used as purchase money debt in the acquisition of a home. Non-purchase fundings include first trust deed refinance loans, home equity refinance loans, and stand-alone home equity loans.

(3)                 Includes loans held for sale, loans held for investment, and loans serviced for others, including those under subservicing agreements.

(4)                 Subservicing volume for non-Countrywide entities.

(5)                 Expressed as a percentage of the total number of loans serviced, excluding subserviced loans and portfolios purchased at a discount due to their non-performing status.

(6)                 Includes trades with Mortgage Banking Segment.

(7)                 Workforce Head Count includes full-time employees, contract, and temporary help.

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